CONSULTING AGREEMENT



         THIS CONSULTING AGREEMENT ( the "Agreement") is made this 6th day of October 2000, by and between Hudson Consulting Group, Inc., a Nevada corporation ("Consultant") and Professional Wrestling Alliance Corporation, a Delaware Corporation (the "Company").

         WHEREAS, Consultant and Consultants's Personnel (as defined below) have experience in evaluating and effecting mergers and acquisitions, advising corporate management, and in performing general administrative duties for publicly-held companies and development stage investment ventures; and

         WHEREAS, the Company desires to retain Consultant to advise and assist the Company in its development on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Consultant agree as follows:

1.       Engagement

         The Company hereby retains Consultant, effective as of the date hereof ( the "Effective Date") and continuing until termination, as provided herein, to assist the Company in it's effecting the purchase of businesses and assets relative to its business and growth strategy, general business and financial issues consulting, the introduction of the Company to consultants and others that may assist the Company in its plans and future (the "Services"). The Services are to be provided on a "best efforts" basis directly and through Consultant's officers or others employed or retained and under the direction of Consultant ("Consultant's Personnel"); provided, however, that the Services shall expressly exclude all legal advice, accounting services or other services which require licenses or certification which Consultant may not have.

         It is expressly understood by the parties that while Consultant has employees who are licensed to practice law and accounting, such attorneys and accountants represent the interests of Consultant and not the Company. Consultant is not hired to render legal or accounting advise and will not do so. The Company agrees that with respect to any services rendered by Consultant which may involve legal or accounting issues, the Company will seek the advise of its own attorneys and accountants..

2.       Term

         This Agreement shall have an initial term of twelve (12) months (the "Primary Term"), commencing with the Effective Date. At the conclusion of the Primary Term this Agreement will automatically be extended on for the same term ( the "Extension Period") unless Consultant or the Company shall serve written notice on the other party terminating the Agreement. Any notice to terminate given hereunder shall be in writing and shall be delivered at least thirty (30) days prior to the end of the Primary Term or any subsequent Extension Period.

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3.       Time and Effort of Consultant

         Consultant shall allocate time and Consultants Personnel as it deems necessary to provide the Services. The particular amount of time may vary from day to day or week to week. Except as otherwise agreed, Consultant's monthly statement identifying, in general, tasks performed for the Company shall be conclusive evidence that the Services have been performed. Additionally, in the absence of willful misfeasance, bad faith, negligence or reckless disregard for the obligations or duties hereunder by Consultant, neither Consultant nor Consultant's Personnel shall be liable to the Company or any of its shareholders for any act or omission in the course of or connected with rendering the Services, including but not limited to losses that may be sustained in any corporate act in any subsequent Business Opportunity (as defined herein) undertaken by the Company as a result of advice provided by Consultant or Consultants's Personnel.

4.       Compensation

         The  Company   agrees  to  pay   Consultant  a  fee  for  the  Services
("Consultant Fee") as follows:

               1. The Company agrees to pay to Consultant for work performed to the date of this agreement with respect to settlement of Company's debts, business consulting and finding and introducing Rick Bailey and Gateway Distributors, Ltd. as an acquisition candidate, the Sum of one hundred fifty thousand dollars ($150,000), which sum shall be due and owing at the closing of the Acquisition Agreement between Professional Wrestling Alliance Corporation and Gateway Distributors, Ltd.

               2. From the date of this agreement, Consultant will bill for time expended on behalf of the Company and for out of pocket costs.

               3. The Company shall pay for time expended at the rate of $240 per hour, payable as follows:

                    (i) $40.00 per hour shall be paid in cash.
                    (ii) The remaining $200 per hour will be paid in restricted shares of the Company at the bid price of the Company's shares on the date of billing. (iii) All shares issued pursuant to invoice are considered fully earned and non-assessable as of the invoice date.

5.       Other Services

         If the Company enters into a merger or exchanges securities with, or purchases the assets or enters into a joint venture with, or makes an investment in a company other than gateway Distributers, Ltd., which company is introduced to or referred to the Company by Consultant ( a "Business Opportunity"), the Company agrees to pay Consultant a fee equal to ten percent (10%) of the value of each Business Opportunity introduced by Consultant and acquired or otherwise participated in by the Company (collectively referred to herein, in each instance, as the "Transaction Fee"), which shall be payable immediately following the closing of each such transaction, in restricted shares of the Company's common stock or in kind if an acquisition is made at the Company's option, if paid in cash the Transaction Fee shall be reduced to five percent (5%).



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6.       Registration of Shares

         Company agrees that any shares issued to satisfy a Transaction Fee may be registered by the Company with the Securities and Exchange Commission under any subsequent applicable registration statement filed by the Company at the Company's discretion. Such issuance or reservation of shares shall be in reliance on representations and warranties of Consultant set forth herein.

7.       Costs and Expenses

         All third party and out-of-pocket expenses incurred by Consultant in the performance of the Services or for the settlement of debts shall be paid by the Company, or Consultant shall be reimbursed if paid by Consultant on behalf of the Company, within ten (10) days of receipt of written notice by Consultant, provided that the Company must approve in advance all such expenses in excess of $500 per month.

8.       Place of Services

         The Services provided by Consultant or Consultant's Personnel hereunder will be performed at Consultant's offices except as otherwise mutually agreed by Consultant and the Company.

9.       Independent Contractor

         Consultant and Consultant's Personnel will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, Consultant will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Consultant's Personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employee and employer, between Consultant's Personnel and the Company. Neither Consultant nor Consultant's Personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each Asset Opportunity or Business Opportunity introduced by Consultant, and to make all final decisions with respect to effecting a transaction on any Business Opportunity.

10.      Rejected Asset Opportunity or Business Opportunity

         If, during the Primary Term of this Agreement or any Extension Period, the Company elects not to proceed to acquire, participate or invest in any Business Opportunity identified and/or selected by Consultant, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such Business Opportunity shall revert back to and become proprietary to Consultant, and Consultant shall be entitled to acquire or broker the sale or investment in such rejected Business Opportunity for its own account, or submit such assets or
         Business Opportunity elsewhere. In such event, Consultant shall be entitled to any and all profits or fees resulting from Consultant's purchase, referral or placement of any such rejected Business Opportunity, or the Company's subsequent purchase or financing with such Business Opportunity in circumvention of Consultant

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11.      No Agency Express or Implied

         This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Consultant, or employee and employer as between Consultant's Personnel and the Company.


12.      Termination

         The Company and Consultant may terminate this Agreement prior to the expiration of the Primary Term upon thirty (30) days written notice with mutual written consent. Failing to have mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty
         (30) days written notice under the following conditions:

         (A)      By the Company.
                  --------------

               (i)  If  during  the  Primary  Term  of  this  Agreement  or  any
                    Extension Period, Consultant is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, accident, or other incapacity of Consultant's Personnel; or,

               (ii) If  Consultant  willfully  breaches or  neglects  the duties required to be performed hereunder; or,

               (iii)At  Company's  option  without  cause  upon 30 days  written notice to Consultant; or

         (B)      By Consultant.
                  --------------

               (i) If the Company breaches this Agreement or fails to make any payments or provide information required hereunder; or,

               (ii) If the Company ceases  business or, other than in an Initial
                    Merger, sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its assets to another corporation, entity or individual outside of the scope of this Agreement; or,

               (iii)If the  Company  subsequent  to the  execution  hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of, including but not limited to the obligation to pay Fees; or,

               (iv) If  the  Company   subsequent   to  the   execution   hereof
                    institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization for rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or,

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               (v)  If any of the disclosures  made herein or subsequent  hereto by the Company to Consultant are determined to be materially false or misleading.

         In the event Consultant elects to terminate without cause or this Agreement is terminated prior to the expiration of the Primary Term or any Extension Period by mutual written agreement, or by the Company for any reason, the Company shall be responsible to pay Consultant for unreimbursed expenses and earned fees accrued up to and including the effective date of termination.

13.      Indemnification

         Subject to the provisions herein, the Company and Consultant agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties and attorneys' fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

14.      Remedies

         Consultant and the Company acknowledge that in the event of a breach of this Agreement by either party, money damages would be inadequate and the non-breaching party would have no adequate remedy at law. Accordingly, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of equity by a decree of specific performance. Such remedy, however, shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

15.      Miscellaneous

         (A) Subsequent Events. Consultant and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations which could compromise its efforts and obligations under this Agreement.

         (B) Amendment. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         (C) Further Actions and Assurances. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         (D) Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.


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         (E)      Assignment. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of the other or as stated herein.

         (F) Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepared, provided that the communication is addressed:

                  (i)  In the case of the Company:
                                    Professional Wrestling Alliance Corporation
                                    500 East Cheyenne Avenue
                                    North Las Vegas, Nevada 89030
                                    Telephone (702) 399-4328
                                    Attention Rick Bailey, President

                  (ii) In the case of Consultant:
                                    Hudson Consulting Group, Inc.
                                    268 West 400 South, Suite 300
                                    Salt Lake City, Utah 84101
                                    Telephone: (801) 575-8073
                                    Attention Richard D. Surber, President

     or to such other person or address designated in writing by the Company or Consultant to receive notice.

         (G)      Headings.   The  section  and  subsection   headings  in  this
                  Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (H) Governing Law. This Agreement was negotiated and is being contracted for in Utah, and shall be governed by the laws of the State of Utah, and the United States of America, not withstanding any conflict-of-law provision to the contrary.

         (I) Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         (J) Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understan dings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

         (K) Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (L) Counterparts. A facsimile, telecopy, or other reproduction of this Agreement may be


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                  executed  simultaneously in two or more counterparts,  each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, by one or more parties hereto and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. In this event, such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         (M) Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.

  The "Company"                                   "Consultant"
  Professional Wrestling Alliance Corporation     Hudson Consulting Group, Inc.
  A Delaware Corporation                                   A Nevada Corporation



  By:  /s/Rick Bailey                             By:  /s/Richard D. Surber
       ----------------------------                 --------------------------
  Name: Rick Bailey                               Name: Richard D. Surber
  Title: President                                Title:   President









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